UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 7, 2003

UNIVISION COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050

Los Angeles, California

(Address of Principal Executive Offices)

90067

(Zip Code)

Tel: (310) 556-7676

(Registrant’s Telephone Number, Including Area Code)

UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

Item 5.    Other Events and Required FD Disclosure

On October 7, 2003, Univision Communications Inc. (the “Company”) completed the pricing for an offering of an aggregate amount of $250,000,000 of its 2.875% Senior Notes Due 2006, an aggregate amount of $200,000,000 of its 3.500% Senior Notes Due 2007, and an aggregate amount of $250,000,000 of its 3.875% Senior Notes Due 2008 with respect to the Registration Statement on Form S-3/A (File No. 333-105933). Such offering includes guarantees by certain of the Company’s subsidiaries. The following exhibits are filed in connection therewith.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

1.1	Underwriting Agreement dated October 7, 2003

4.1	Form of Officer’s Certificate

4.2	Form of Supplemental Indenture

4.3	Form of 2.875% Senior Notes Due 2006

4.4	Form of Guarantee to Senior Notes Due 2006

4.5	Form of 3.500% Senior Notes Due 2007

4.6	Form of Guarantee to Senior Notes Due 2007

4.7	Form of 3.875% Senior Notes Due 2008

4.8	Form of Guarantee to Senior Notes Due 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)

	By:	/s/ C. Douglas Kranwinkle

October 15, 2003

C. Douglas Kranwinkle

Los Angeles, California		Executive Vice President

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated October 7, 2003

4.1	Form of Officer’s Certificate

4.2	Form of Supplemental Indenture

4.3	Form of 2.875% Senior Notes Due 2006

4.4	Form of Guarantee to Senior Notes Due 2006

4.5	Form of 3.500% Senior Notes Due 2007

4.6	Form of Guarantee to Senior Notes Due 2007

4.7	Form of 3.875% Senior Notes Due 2008

4.8	Form of Guarantee to Senior Notes Due 2008